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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                        -----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                              January 24, 2000



                            CONNING CORPORATION
           (Exact name of registrant as specified in its charter)

                                 Missouri
              (State or other jurisdiction of incorporation)


           0-23183                              43-1719355
           -------                              ----------
   (Commission File Number)        (I.R.S. Employer Identification No.)



                700 Market Street, St. Louis, Missouri 63101
                --------------------------------------------
             (Address of principal executive offices) (zip code)


                              (314) 444-0498
             (Registrant's telephone number, including area code)






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ITEM 5.   OTHER EVENTS


     On January 24, 2000, Conning Corporation (the "Company") announced that it had learned of a complaint purporting to be a shareholder class action that was filed in the Supreme Court of the State of New York, naming the Company and Metropolitan Life Insurance Company as co-defendants. A copy of the press release issued by the Company announcing the filing of the complaint is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) The following exhibit is filed as part of this report on Form 8-K.

     Exhibit 99.1   Press release issued by the Company on
     ------------
January 24, 2000 relating to the complaint filed in the Supreme
Court of the State of New York.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 3, 2000             CONNING CORPORATION

                                 By:  /s/ Fred M. Schpero
                                 Name:  Fred M. Schpero
                                 Title: Senior Vice President
                                        and Chief Financial Officer